SUPPLEMENT DATED JUNE 9, 2006

TO

PROSPECTUS DATED MAY 1, 2006

WEALTHQUEST III VARIABLE ANNUITY

ISSUED BY

AMERICAN NATIONAL INSURANCE COMPANY

THROUGH ITS

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT

This supplement updates certain information contained in your prospectus and is effective July 3, 2006. Please read it carefully and keep it with your prospectus for future reference.

Portfolio Name Change

The underlying Portfolio named “AIM V.I. Real Estate Fund” will change to “AIM V.I. Global Real Estate Fund,” pursuant to action taken by the Board of Trustees of AIM Variable Insurance Funds.

The underlying Portfolio named “AIM V.I. Small Company Growth Fund” will change to “AIM V.I. Small Cap Growth Fund,” pursuant to action taken by the Board of trustees of AIM Variable Insurance Funds.

All references in the prospectus to the subaccounts investing in the 2 respective Portfolios are changed accordingly.

Portfolio Investment Objective and Strategies Change

The “Investment Objective” for the underlying Portfolio named “AIM V.I. Real Estate Fund,” described at page 59 of your prospectus, will change from “seeks to achieve high total return” to “seeks to achieve high total return through growth of capital and current income,” pursuant to action taken by the Board of Trustees of AIM Variable Insurance Funds.

The “Investment Strategies” for the underlying Portfolio named “AIM V.I. Real Estate Fund” will change, pursuant to action taken by the Board of Trustees of AIM Variable Insurance Funds.

The “Investment Strategies” for the underlying Portfolio named “AIM V.I. Small Company Growth Fund” will change, pursuant to action taken by the Board of trustees of AIM Variable Insurance Funds.

You should carefully read the prospectuses for the portfolios. Please call us at 1-800-306-2959 if you need a copy of the AIM V.I. Real Estate Fund prospectus or a copy of the AIM V.I. Small Company Growth Fund prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE